Long-Term Debt (Tables)	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Components of Long-term debt
Long-term debt consisted of the following:

	As of December 31,
(in thousands)	2019	2018

Revolving credit facility	$—	$—
Senior unsecured notes, due in 2025	400,000	400,000
Senior unsecured notes, due in 2027	500,000	—
Term loan, due in 2024	293,250	296,250
Term loan, due in 2026	759,272	—
Total outstanding principal	1,952,522	696,250
Less: Debt issuance costs and issuance discounts	(37,492)	(7,486)
Less: Current portion	(10,612)	(3,000)
Net carrying value of long-term debt	1,904,418	685,764
Fair value of long-term debt *	$1,991,164	$662,844
* Fair values of the 2025 and 2027 Senior Notes are estimated based on quoted private market transactions and are classified as Level 1 in the fair value hierarchy. The fair values of the term loans are based on observable estimates provided by third party financial professionals, and as such, are classified within Level 2 of the fair value hierarchy.